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                                                                   EXHIBIT 23(B)


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    As independent accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 28, 1997, included in National Health Enhancement Systems, Inc.'s Form 10-KSB for the fiscal year ended January 31, 1997, and to all references to our firm included in this registration statement.

                                          ARTHUR ANDERSEN LLP


Phoenix, Arizona,
November 19, 1997.